UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2004

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300

(State or other jurisdication of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
661 East Davis Street Elba, Alabama 36323		36323

(Address of principal executive offices)		(Zip Code)

Item 9. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is furnished to the Securities and Exchange Commission pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 27, 2004, The National Security Group, Inc. issued a press release announcing selected operating results for the quarter ended December 31, 2003 and the year ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Exhibit Index

Exhibit No.          Description of Document

   99.1 Press release, dated February 27, 2004, issued by The National Security Group, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.
Dated: February 27, 2004	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer